UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                 FORM 8-K/A
                               Amendment No. 1

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)
                             August 7, 2009
                             --------------

                            RECIPE KITS, INC.
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in Its Charter)

                                 Nevada
            ----------------------------------------------
            (State or Other Jurisdiction of Incorporation)

              333-148931                       20-5886712
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

           14145 PROCTOR AVE. SUITE 14, CITY OF INDUSTRY CA 91746
          --------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

                                626-336-8684
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






                               EXPLANATORY NOTE
                               ----------------

   This Amendment No. 1 on Form 8-K/A to the Recipe Kits, Inc. Form 8-K originally filed with the U. S. Securities and Exchange Commission on August 11, 2009 (the "Form 8-K") adds additional disclosure regarding the Registrant's previous independent registered public accounting firm obtained subsequent to the filing of the Form 8-K.

   The Company was unable to obtain an amended Exhibit 16 letter for this amended Form 8-K from Moore and Associates, Chartered.



ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On August 7, 2009, Board of Directors of the Registrant dismissed Moore & Associates Chartered, its independent registered public account firm as a result of a notification from Moore & Associates Chartered that the firm was discontinuing practice as a PCAOB-registered auditing firm effective immediately .

    On the same date, August 7, 2009, the accounting firm of Seale and Beers, CPAs was engaged as the Registrant's new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Moore & Associates Chartered and the engagement of Seale and Beers, CPAs as its independent auditor. None of the reports of Moore & Associates Chartered on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal year ended September 30, 2008 a going concern qualification.

   During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Moore and Associates, Chartered whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore and Associates, Chartered's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements, nor were there any up to and including the time of dismissal on August 7, 2009.

   On August 7, 2009 the registrant has requested that Moore and Associates, Chartered furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. That letter was attached as an exhibit to the Form 8-K filed with the U. S. Securities and Exchange Commission on August 11, 2009 and is hereby incorporated by reference. At this time the Company was unable to obtain an amended Exhibit 16 letter for this amended Form 8-K from Moore and Associates, Chartered.

   On August 27, 2009, the Public Company Accounting Oversight Board ("PCAOB") revoked the registration of Moore and Associates, Chartered because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a Board investigation. Notice of such revocation was received by the Registrant on September 7, 2009, from the Securities and Exchange Commission ("SEC"). Prior to receipt of such notice, the Registrant had no knowledge of any issues involving Moore and the PCAOB or the SEC.




(b)  Engagement of Seale and Beers, CPAs


   On August 7, 2009, the registrant engaged Seale and Beers, CPAs as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Seale and Beers, CPAs regarding any of the matters set forth in Item 304(a)(1)(v) of Regulation S-K.

   Due to the PCAOB revocation of Moore & Associates' registration, the Company has asked Seale & Beers CPAs, to re-audit the Company's financial statements for the years ended September 30, 2008.


ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

      No.   Exhibits
      ---   --------

      16.1  Letter from Moore and Associates, Chartered, dated
            August 7, 2009, to the Securities and Exchange Commission regarding statements included in the Form 8-K filed August 11, 2009, incorporated by reference to the exhibit to the registrant's report on Form 8-K, filed August 11, 2009. At this time the Company was unable to obtain an amended Exhibit 16 letter for this amended Form 8-K from Moore and Associates, Chartered.





                                 SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 14, 2009

By: /s/ Claudia Tatu
 -----------------------------------------
Name:   Claudia Tatu
Title:  Secretary



EXHIBIT INDEX


Exhibit No.    Description of Exhibit
-----------    ----------------------

   16.1     Letter from Moore and Associates, Chartered, dated
            August 7, 2009, to the Securities and Exchange Commission regarding statements included in the Form 8-K filed August 11, 2009, incorporated by reference to the exhibit to the registrant's report on Form 8-K, filed August 11, 2009. At this time the Company was unable to obtain an amended Exhibit 16 letter for this amended Form 8-K from Moore and Associates, Chartered.